UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 16, 2022

Coeur Mining, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Michigan
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 16, 2022, Coeur Mining, Inc. issued technical report summaries for each of the Palmarejo Complex and the Rochester, Kensington and Wharf Mines (the “Reports”). The Reports are filed as Exhibits 96.1, 96.2, 96.3 and 96.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description
Exhibit 23.1	Consent of Qualified Person - Christopher Pascoe (Palmarejo Technical Report Summary).
Exhibit 23.2	Consent of Qualified Person - Miller O’Prey (Palmarejo Technical Report Summary).
Exhibit 23.3	Consent of Qualified Person – Joseph Ruffini (Palmarejo Technical Report Summary).
Exhibit 23.4	Consent of Qualified Person - Peter Haarala (Palmarejo Technical Report Summary).
Exhibit 23.5	Consent of Qualified Person - Christopher Pascoe (Rochester Technical Report Summary).
Exhibit 23.6	Consent of Qualified Person - Brandon MacDougall (Rochester Technical Report Summary).
Exhibit 23.7	Consent of Qualified Person - Matthew Bradford (Rochester Technical Report Summary).
Exhibit 23.8	Consent of Qualified Person - Matthew Hoffer (Rochester Technical Report Summary).
Exhibit 23.9	Consent of Qualified Person - Christopher Pascoe (Kensington Technical Report Summary).
Exhibit 23.10	Consent of Qualified Person - Rae Keim (Kensington Technical Report Summary).
Exhibit 23.11	Consent of Qualified Person - Peter Haarala (Kensington Technical Report Summary).
Exhibit 23.12	Consent of Qualified Person - Christopher Pascoe (Wharf Technical Report Summary).
Exhibit 23.13	Consent of Qualified Person - Tony Auld (Wharf Technical Report Summary).
Exhibit 23.14	Consent of Qualified Person - Lindsay Chasten (Wharf Technical Report Summary).
Exhibit 23.15	Consent of Qualified Person - Kenan Sarratt (Wharf Technical Report Summary).
Exhibit 23.16	Consent of Qualified Person - John Key (Wharf Technical Report Summary).
Exhibit 96.1	Technical Report Summary for the Palmarejo Complex effective December 31, 2021.
Exhibit 96.2	Technical Report Summary for the Rochester Mine effective December 31, 2021.
Exhibit 96.3	Technical Report Summary for the Kensington Mine effective December 31, 2021.
Exhibit 96.4	Technical Report Summary for the Wharf Mine effective December 31, 2021.
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: February 16, 2022	By:	/s/ Michael Routledge
	Name:	Michael Routledge
	Title:	Senior Vice President and Chief Operating Officer